Exhibit 10.2

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

SERVICE AGREEMENT
Agreement No.

This agreement ("Agreement") is made between [***] and Track Group, Inc. with a place of business at 405 South Main Street, Suite 700, Salt Lake City, UT 84111 (“Track Group”).

This Agreement by the stated parties is effective as of December 7, 2016 (the “Effective Date”).

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

1. SERVICES

1.1
Services. Provided that Track Group meets its obligations and responsibilities as set forth in this Agreement and Exhibit A, [***] shall provide the Monitoring Operations Services and Case Management Services set forth on Exhibit A. Exhibit A is attached hereto and incorporated herein (the “Services”).

1.2
Service Levels. [***] shall provide the Services in accordance with the key performance indicators set forth in Exhibit A, (the “KPIs”) and as described in this Agreement.

2. PRICING AND PAYMENT TERMS

2.1 Compensation
2.1.1. Monitoring Operations Services - As consideration for the Monitoring Operations Services provided hereunder, Track Group shall pay [***] per day, per active case in accordance with the pricing schedule set forth in Section I on Exhibit B, which is attached hereto and incorporated herein.

(a) Reports – Track Group shall provide the following reports related to Monitoring Operations Services:

1. Active Case Report – On a daily basis, [***] shall, by accessing the Track Group software, run a report (the “Active Case Report”) setting forth the number of active cases from the prior day. The Active Case Report shall be delivered the basis for the billing calculations according to the Pricing Schedule on Exhibit B attached hereto.

2. [***] Staff Report - On a daily basis, [***] shall, by accessing the Track Group software, run a report (the “[***] Staff Report”) showing the activity of [***] staff, on an individual basis, within Tracker Pal (Track Group’s proprietary web-based software service) from the prior day.

(b) Records – Track Group shall keep and maintain at its regular place of business separate and complete books and records of the information relied upon to create the Active Case Reports and [***] Staff Reports. Track Group shall maintain such books and records, including information stored in databases or other computer systems, for a period of one (1) year from the date of final payment under this Agreement. [***] or its duly authorized agents or representatives shall have the right to inspect said books and records at Track Group’s premises during Track Group’s regular business hours upon reasonable prior notice to Track Group.

2.1.2. Case Management Services - As consideration for the Case Management Services provided hereunder, Track Group shall pay [***] per month, per active case in accordance with the pricing set forth in Section II on Exhibit B.

2.1.3. Software Development – [***] shall bill software development at a rate of [***] per hour.

2.1.4. Sales and Use Taxes – Notwithstanding Section 2.3 below, all pricing set forth in Sections 2.1.1, 2.1.2, 2.1.3 and Exhibit B shall be inclusive of all sales and use taxes, and Track Group shall not be responsible or liable for any additional taxes or fees.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

2.2. Billing – [***] shall invoice Track Group monthly for services rendered.  Payment shall be made by Track Group to [***] within thirty (30) days of the invoice date. Interest on any amount which is past due shall accrue at the rate of 1.5% per month, or if such rate exceeds the maximum rate allowed by law, then at such maximum rate, and shall be payable on demand.

2.3. Taxes – Except with respect to [***]’s net income and any sales or use taxes, Track Group will pay, as the same respectively come due, all taxes and governmental charges of any kind whatsoever together with any interest or penalties that may at any time be lawfully assessed or levied against or with respect to the equipment or services provided hereunder.

3. ADMINISTRATIVE FEE

Upon execution of this Agreement, Track Group will invoice [***] for a one-time administrative fee of $60,000. Fifty percent (50%) shall be due within fifteen (15) days of the Effective Date and fifty percent (50%) shall be due thirty (30) days thereafter. In the event this Agreement is terminated for convenience by Track Group within the first six (6) months following the Effective Date, Track Group shall refund the administrative fee in full.

4. TERMINATION OF PRIOR AGREEMENT

Upon execution of this Agreement, the Services Agreement dated January 7, 2009 between [***], as successor in interest to [***], and Track Group, as successor in interest to [***], shall terminate at the end of the day on December 6, 2016.

5. INDEMNIFICATION

5.1 Both Parties Indemnification. Each Party shall defend and indemnify the other and their respective officers, directors, employees, suppliers, licensors, contractors, advisors and agents against and from any loss, debt, liability, damage, obligation, claim, demand, judgment or settlement of any nature or kind, known or unknown, liquidated or unliquidated, including without limitation, all reasonable costs and expenses incurred including all reasonable litigation costs and attorneys’ fees arising out of or relating to claims, complaint, action, proceeding or suit of a third party (including any investigation or inquiry by a governmental agency or authority), that arise from or relate to, in whole or part, (i) the negligence or willful misconduct of or (ii) breach of this Agreement by the indemnifying Party, its employees, agents, contractors, licensors or suppliers. The indemnities provided for herein shall survive the termination of this Agreement.

5.2 Track Group Indemnification. Track Group shall defend and indemnify [***] and its respective officers, directors, employees, subsidiaries, suppliers, licensors, contractors and agents against and from any loss, debt, liability, damage, obligation, claim, demand, judgment or settlement of any nature or kind, known or unknown, liquidated or unliquidated, including without limitation, all reasonable costs and expenses incurred including all reasonable arbitration and/or litigation costs and attorneys’ fees arising out of or relating to claims, complaint, action, proceeding or suit of a third party (including any investigation by a governmental agency or authority), that arise from or relate to, in whole or in part, Track Group’s electronic monitoring equipment, web-based software (i.e. TrackerPAL, TrackerPAL Mobile), or analytics software. Track Group’s indemnification of [***] pursuant to this Section 5.2 shall not apply if the claims, complaint, action, proceeding or suit of a third party arises from or relates solely to software that is not part of Track Group’s products and services referenced in this Section 5.2.

5.3 Procedure for Indemnification. The indemnified party promptly shall notify the indemnifying party of any claims that are subject to indemnification. The indemnified party shall have the right, at its own expense, to participate either directly or through counsel in any arbitration, litigation or settlement negotiations. The indemnified party shall provide reasonable assistance and cooperation in such defense at the indemnifying party’s expense. The indemnifying party shall not agree to any settlement without the written consent of the indemnified party and such consent shall not be unreasonably withheld. The indemnification provided herein shall survive the termination of this Agreement.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

6. LIMITATION OF LIABILITY

6.1. Limitation of Liability. Except as set forth in Section 5, in no event shall either party be liable to the other for (i) any indirect, special, exemplary, incidental or consequential damages of any kind (including without limitation, lost profits or revenues); or (ii) any punitive damages arising by virtue of any dealings between the parties. Except as set forth in Exhibit A, Section 2.3, [***]’s aggregate liability for damages (if any) of any kind or nature arising out of or in connection with this Agreement will not exceed the fees paid by Track Group for the services performed by [***] under this Agreement during the 12-month period immediately preceding the date of the loss.

7. INSURANCE

Each party shall procure and maintain insurance of the kinds and in the minimum amounts enumerated below.

7.1. Worker’s Compensation Insurance as required by the laws of the state in which the services are to be performed, and Employer’s Liability Insurance covering all employees acting within the course and scope of their employment.

7.2. Commercial General Liability Insurance written on ISO occurrence form GC 0001 10/93 or equivalent, covering premises operations, fire damage, independent contractors, products and completed operations, blanket contractual liability, bodily injury, with minimum limits as follows:
(1) $3,000,000 each occurrence;
(2) $3,000,000 general aggregate;
(3) $3,000,000 products and completed operations aggregate; and
(4) $100,000 any one fire.
If any aggregate limit in a party’s primary and excess coverage is reduced below $1,000,000 because of claims made or paid, such party shall immediately obtain additional insurance to restore the full aggregate limit and furnish to the other party a certificate or other document satisfactory to the other party showing compliance with this provision.

7.3. Automobile Liability Insurance covering any auto (including owned, hired and non-owned autos) with a minimum limit as follows: $1,000,000 each accident combined single limit.

7.4. Professional Liability Insurance (if applicable) with minimum limits of liability of not less than $3,000,000.

7.5. Each party shall provide certificates showing insurance coverage required by this contract to the other party within 7 business days of the effective date of this Agreement, but in no event later than the commencement of the services or delivery of the goods under this Agreement. At any time during the term of this contract, a party may make a written request from the other party for certificates showing continuing insurance coverage in compliance with the provisions of this section, and the other party shall thereupon within 10 days supply such certificates.

8. CONFIDENTIALITY OF AGREEMENT

Unless disclosure is required pursuant to court order, subpoena or other regulatory authority, neither party shall disclose the terms or existence of this Agreement without first obtaining the written consent of the other party.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

9. CONFIDENTIALITY

9.1. Each party acknowledges that they will receive from the other party confidential information and trade secrets relating to the other party’s business (“Confidential Information”) in the course of performing its obligations under this Agreement. Accordingly, the parties hereby agree not to disclose or permit any third person or entity access to the Confidential Information without the other party’s prior written permission, unless disclosure is required pursuant to court order, subpoena or other regulatory authority. The parties further agree to insure that each party’s employees participating in the performance of such party’s obligations hereunder are advised of the confidential nature of the Confidential Information and to insure by agreement that they are prohibited from disclosing Confidential Information. Confidential Information shall not include information in the public domain, information properly received by the parties from a third party, or information independently developed.

9.2. Each party’s obligations under this section shall survive any expiration or termination of this Agreement.

10. OWNERSHIP OF CASE MANAGEMENT SOFTWARE SYSTEM

[***] shall retain all ownership and intellectual property interests in all parts of the System (as defined below) and Updates (as defined below), including title, copyright, patent rights, trademarks, trade secrets and any other proprietary rights and protections, whether currently existing or hereafter developed or acquired, and whether or not perfected, including all applications, disclosures and registrations with respect thereto. [***] shall not have any ownership interests in data supplied by Track Group. All rights owned by [***] that are not expressly granted by this Agreement, including the right to derivative works, are reserved to [***]. All rights, powers and privileges which arise out of this Agreement are, and shall remain at all times, the sole and exclusive property of [***]. Nothing contained in this Agreement shall be deemed to convey to Track Group any title, ownership or intellectual property interest in the System, Software or Updates.

“System” means, collectively: (a) the Software; (b) the server(s) presently located in [***] on which [***] has installed the Software for use by [***] and its customers; (c) all documentation and materials (whether written, printed, electronic or in another format) made available to Track Group that relate to or describe the System; and (d) all equipment and connections maintained by [***] to allow [***] and its customers to access the System.

“Software” means (a) the software programs, including third-party software programs, provided by [***] pursuant to this Agreement in connection with the System, including in connection with either the Monitoring Operations Services or the Case Management Services, (b) all firmware, operating systems, network transport and protocols, interpreters, and administration, management and database systems and applications used to support the functionality of the foregoing, and (c) all Updates to any of the foregoing or otherwise provided by [***] under this Agreement.

“Updates” means any new releases, improvements, modifications, upgrades, updates, fixes and additions to the System that [***] issues from time to time to correct deficiencies, improve or extend capabilities, comply with applicable law, and/or to meet then-current industry-accepted specifications or standards.

11. TERM OF AGREEMENT

The term of this Agreement shall be three (3) years beginning on the Effective Date and ending December 6, 2019 (the “Term”). Thereafter, this Agreement, its terms and conditions, and authorized amendments shall renew automatically for succeeding periods of one (1) year each on the anniversary of the Effective Date unless otherwise terminated as provided for herein. Either party hereto may terminate this Agreement for convenience upon one hundred and twenty (120) days written notice to the other party.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

12. CANCELLATION

Either party hereto may, in the event of a breach by the other party of a material provision of this Agreement, serve written notice to the offending party, of its intent to terminate this Agreement. The offending party shall have forty-five (45) days from the date of the notice to cure the deficiency (the “Cure Period”). In the event that the offending party is unable to cure the breach within the Cure Period, then the Agreement will terminate upon the expiration of the Cure Period.

13. GENERAL

13.1. Applicable Law – This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

13.2. Assignment – This Agreement shall not be transferred or assigned by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed.

13.3. Entire Agreement – This Agreement represents the entire agreement between the parties with respect to the subject matter hereof, and supersedes all other prior agreements, representations and understandings, oral and written.

13.4. Relationship of Parties – The relationship of [***] and its successors in interest, on the one hand, and Track Group and its successors in interest, on the other hand, is that of independent contractors, and not one of principal and agent, joint venture or partnership. Neither party shall have any authority to create or assume, in the name or on behalf of the other party, any obligation, express or implied, nor to act or purport to act as the agent or the legally empowered representative of the other party for any purpose whatsoever.

13.5. Notices – Any notice required to be given hereunder shall be deemed to have been given either when served personally or when sent by a recognized overnight currier service – signature required, certified U.S. mail addressed to the parties at the addresses set forth above.

13.6. Each party represents and warrants to the other that it has the full right, power and authority to enter into and perform this Agreement and that execution and performance of this Agreement will not place such party in violation of any other agreement or legal obligation.

13.7. Force Majeure - Neither party shall be liable to the other party for any delay in performance or nonperformance which is due to causes beyond such party’s control, including, but not limited to, war, fire, floods, sabotage, civil unrest, strikes, embargoes or delays, acts of God, acts of third parties, acts of governmental authority or any agent or commission thereof, accident, breakdown of equipment, telecommunications services – both wireless and wire systems, differences with employees or similar or dissimilar causes beyond such party’s reasonable control.

13.8. If any provision of this Agreement is held invalid, void or unenforceable under any applicable statute or rule of law, it shall be deemed omitted, and the balance of this Agreement shall be enforceable in accordance with its terms.

13.9. The Parties desire to resolve disputes arising out of or relating to this Agreement without litigation.

13.9.1 Billing Disputes. Track Group shall have the right to dispute [***] invoices, provided Track Group has paid all undisputed amounts in full when due. Track Group shall submit all disputes to [***] within forty-five (45) days of the invoice in question. If Track Group does not submit its dispute before the end of the forty-five (45) day period, then Track Group waives the right to dispute the charges. Track Group will submit all disputes via a written statement containing reasonably sufficient detail together with supporting documentation. Both parties shall use good faith efforts to resolve the dispute within forty-five (45) days from the date the dispute was delivered to [***] from Track Group. At the end of such forty-five (45) day period, or after [***] makes a decision on the dispute, whichever comes first, either party may file to immediately commence arbitration in accordance with Section 13.9.2 of this Agreement. Once [***] makes a decision on the dispute, the disputed amount shall be due or credited on the next invoice.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

13.9.2 Arbitration. Except for an action seeking a temporary restraining order or an injunction relating to the purposes of this Agreement, or suit to compel compliance with this dispute resolution process, the Parties agree to use the following alternative dispute resolution procedures as the sole remedy with respect to any controversy or claim arising out of or relating to this Agreement or its breach. At the written request of either Party, each Party will appoint a knowledgeable representative to meet and negotiate in good faith to resolve any dispute arising out of or relating to this Agreement. The representatives shall have the discretion to determine the location, format, frequency and duration of their negotiations, and to utilize other alternative dispute resolution procedures such as mediation to assist in the negotiations. All discussions and correspondence among the representative shall be treated as confidential information developed for the purposes of settlement, exempt from discovery, and shall not be admissible in the arbitration described below or in any lawsuit without the written agreement of the Parties. If the negotiations do not resolve the dispute within thirty (30) days of the initial written request, the dispute shall be submitted to binding arbitration by a single arbitrator experienced in the matters at issue and selected by the American Arbitration Association (“AAA”). The Parties acknowledge that this Agreement and any dispute shall be governed by the Commercial Arbitration Rules of the AAA, such rules being incorporated herein by reference. Any court with jurisdiction may enter judgment upon the award rendered by the arbitrator. The arbitration shall be held in Cook County, Illinois or such other location as is mutually agreed upon by the Parties. The Parties agree that the arbitration shall proceed ex-parte in the event that a party, after being duly notified refuses to participate in the arbitration. The prevailing party shall be entitled to all reasonable costs and attorneys’ fees related to the Dispute resolution process described herein including, but not limited to, the arbitration. The parties agree that any such arbitration must be completed by the arbitrator and parties within 120 days after appointment of the arbitrator.

13.10. No rule of construction requiring interpretation against the draftsman hereof shall apply in the interpretation of this Agreement.

14. ENTIRE AGREEMENT

The representations made in this Agreement constitute the entire agreement. No prior or contemporaneous negotiations, understandings, or agreements shall be valid unless in writing and signed by authorized representatives of each party.

15. COUNTERPARTS

This Agreement may be executed in any number of and by the different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

16. RATIFICATION BY TRACK GROUPAUDIT COMMITTEE

The parties agree that the Track Group signature below is subject to ratification by the Audit Committee of the Track Group Board of Directors (“Ratification”). Notwithstanding the foregoing, the parties further agree that the terms of this Agreement shall govern the relationship of the parties and that Track Group without regard to Ratification shall pay any fees incurred for services provided by [***] under this Agreement. In addition, in the event that the Audit Committee of the Track Group Board of Directors fails to ratify this Agreement within 60 calendar days of the Effective Date, Track Group must abide by the provisions of Section 11 with regard to termination for convenience.

[Signatures on Following Page]

IN WITNESS WHEREOF, the parties have (subject to ratification of the Track Group, Inc. Audit Committee of its Board of Directors) executed this Agreement by their duly authorized representatives, effective as of the latest date set forth below.

TRACK GROUP, INC.	[***]
By: ________________________Date_________ Printed Name: ____________________________ Printed Title: _____________________________	By:_________________________Date________ Printed Name: ____________________________ Printed Title: _____________________________
RATIFIED AND APPROVED

Track Group, Inc.

By:         _________________________________                                                                           Date:_________________
Karen Macleod, Director and Chairman
Track Group Audit Committee

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

EXHIBIT A – SERVICES

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A-1

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATEMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

EXHIBIT B – PRICING
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B-1